UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2025 (June 18, 2025)

ADDUS HOMECARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34504	20-5340172
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6303 Cowboys Way, Suite 600 Frisco, Texas	75034
(Address of principal executive offices)	(Zip Code)

(469) 535-8200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ADUS	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2025 annual meeting of the stockholders (the “Annual Meeting”) of Addus HomeCare Corporation (the “Company”) held on June 18, 2025, a total of 17,431,919 shares of the Company’s common stock, out of a total of 18,399,139 shares of common stock outstanding and entitled to vote, were present in person or represented by proxies. The Company’s stockholders (i) elected Esteban López, M.D., Jean Rush and Susan T. Weaver, M.D., FACP, to serve as Class I directors for terms expiring at the 2028 annual meeting of the Company’s stockholders; (ii) ratified the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the Company’s independent auditor for fiscal year 2025; (iii) approved on an advisory, non-binding basis, the Company’s compensation of its named executive officers as set forth in the Proxy Statement; and (iv) approved on an advisory, non-binding basis, the frequency of holding a non-binding advisory vote on named executive officer compensation as set forth in the Proxy Statement every year. The votes on these matters were as follows:

(1) The election of Esteban López, M.D., Jean Rush and Susan T. Weaver, M.D., FACP, to serve as Class I directors for terms expiring at the 2028 annual meeting of the Company’s stockholders:

Name	For	Withhold Authority	Broker Non-Votes
(a) Esteban López, M.D.	15,434,772	1,121,271	875,876
(b) Jean Rush	15,757,185	798,858	875,876
(c) Susan T. Weaver, M.D., FACP	15,081,628	1,474,415	875,876

(2) The ratification of the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the Company’s independent auditor for the fiscal year ending December 31, 2025:

For	Against	Abstain	Broker Non-Votes
17,369,357	59,873	2,689	—

(3) The approval, on an advisory, non-binding basis, of the Company’s compensation of its named executive officers as set forth in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
15,216,859	1,330,522	8,662	875,876

(4) The approval, on an advisory, non-binding basis, of the frequency of holding a non-binding advisory vote on named executive officer compensation as set forth in the Proxy Statement:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
15,903,154	3,984	632,362	16,543	—

In light of the results of such stockholder vote on the frequency of holding a non-binding advisory vote on named executive officer compensation (the “Say-On-Pay vote”) and other factors considered by the Company’s Board of Directors (the “Board”), the Board has determined that the Company will hold an advisory Say-On-Pay vote annually until the next required vote on the frequency of such advisory Say-On-Pay votes or the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDUS HOMECARE CORPORATION

Date: June 23, 2025	By:	/s/ Brian Poff
Brian Poff
Chief Financial Officer